UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 11, 2007
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)
Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska   68845-4915
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (308) 236-8491

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01. Other Events

ITEM 9.01(d). Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 8.01. Other Events

The following information is furnished pursuant to Item 8.01 “Other Events.” On December 11, 2007, The Buckle, Inc. issued a press release announcing a quarterly dividend of $0.25 per share to be paid on January 28, 2008, for shareholders of record at the close of business on January 15, 2008.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d). Financial Statements and Exhibits

Exhibit 99.1	Press Release Dated December 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: December 11, 2007	By:	/s/ KAREN B. RHOADS
Name: Karen B. Rhoads
Title: Vice President of Finance, Treasurer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release Dated December 11, 2007